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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2004

NEENAH PAPER, INC.
(Exact Name of Registrant Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-32240 (Commission File Number)	20-1308307 (I.R.S. Employer Identification No.)
3460 Preston Ridge Road Alpharetta, Georgia (Address of Principal Executive Offices)		30005 (Zip Code)
Registrant's telephone number, including area code: (678) 566-6500
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 7.01    Regulation FD Disclosure

        On November 8, 2004, we commenced a private offering of $200,000,000 principal amount of our senior notes due 2014.

        Certain information regarding us and our business that has not been previously publicly reported is disclosed in the preliminary offering memorandum for the senior notes.

        These disclosures are attached as exhibits to this current report on Form 8-K and are being furnished to comply with Regulation FD. The information disclosed in this current report is not considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits:

Exhibit No.	Description of Exhibit
99.1	The section of the preliminary offering memorandum entitled "Summary—Summary Historical and Pro Forma Financial and Other Data."
99.2	The section of the preliminary offering memorandum entitled "Risk Factors—Risks Relating to Our Indebtedness."
99.3	The section of the preliminary offering memorandum entitled "Selected Historical Combined Financial Information."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
Date: November 8, 2004	By:	/s/ BONNIE C. LIND Bonnie C. Lind Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	The section of the preliminary offering memorandum entitled "Summary—Summary Historical and Pro Forma Financial and Other Data."
99.2	The section of the preliminary offering memorandum entitled "Risk Factors—Risks Relating to Our Indebtedness."
99.3	The section of the preliminary offering memorandum entitled "Selected Historical Combined Financial Information."

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX